                                                                    EXHIBIT 10.1
                                                                  EXECUTION COPY


                  FIRST AMENDMENT, dated as of November 27, 2000 ("Amendment"), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 15, 1999 (as amended and waived prior to the date hereof, the "Credit Agreement"), among J.L. FRENCH AUTOMOTIVE CASTINGS, INC., a Delaware corporation (the "US Borrower"), AUTOMOTIVE COMPONENTS INVESTMENTS LIMITED, a private limited company incorporated under the laws of England and Wales ("English Bidco"), J.L. FRENCH UK LIMITED (f/k/a MORRIS ASHBY LIMITED), a private limited company incorporated under the laws of England and Wales (in its capacity as the borrower of Pounds Sterling under the Credit Agreement, the "English Borrower" and in its capacity as the borrower of euro under the Credit Agreement, the "Euro Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), BANK OF AMERICA N.A., as syndication agent for the Lenders (in such capacity, the "Syndication Agent"), CHASE MANHATTAN INTERNATIONAL LIMITED, as administrative agent for the English Lenders (in such capacity, the "English Agent") and as administrative agent for the Euro Lenders (in such capacity, the "Euro Agent"), and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").



                              W I T N E S S E T H :


                  WHEREAS, pursuant to the Credit Agreement, the Lenders have extended term loans and made available revolving credit commitments to the Borrowers on the terms set forth in the Credit Agreement;

                  WHEREAS, the Borrowers have requested that the Lenders amend certain provisions to the Credit Agreement; and

                  WHEREAS, the parties hereto wish to amend the Credit Agreement, but only upon the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

Section 1.        DEFINITIONS.

                  1.1 Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

Section 2.        AMENDMENTS.

                  2.1 Applicable Margin. The definition of "Applicable Margin" set forth in subsection 1.1 of the Credit Agreement is hereby amended as follows:

                           (a) The Applicable Margin for US Tranche B Term Loans
                  is hereby amended by deleting the figures "2.00%" set forth under the column heading Base Rate Loans and "3.00%" set forth under the column heading Eurocurrency Loans and B/As and substituting in lieu thereof the figures "2.25%" and "3.25%", respectively.

                           (b) The first proviso clause is hereby deleted and
                  replaced with the following:

                  ; provided that in the event that the Leverage Ratio, as most recently determined in accordance with subsection 8.1(b), is as set forth in the relevant pricing grid and column heading below for any quarterly period and so long as no Event of Default has occurred and is then continuing, any such Applicable Margin with respect to (i) US Tranche A Term Loans, English Term Loans, US Sterling Term Loans and Revolving Credit Loans (including Swing Line Loans) and Commitment Fee shall be as provided in the relevant column heading of Pricing Grid I and (ii) US Tranche B Term Loans shall be as provided in the relevant column heading of Pricing Grid II, as provided below:

                           (c) Immediately preceding the pricing grid, the
                  phrase "Pricing Grid I" shall be inserted.

                           (d) The first two tiers in Pricing Grid I are deleted
                  and replaced with the following:


                                          Applicable
                                          Margin for             Applicable             Applicable
                                         Eurocurrency            Margin for             Margin for
Leverage Ratio                           Loans or B/As        Base Rate Loans         Commitment Fee
--------------                           -------------        ---------------         --------------

greater than 5.00 to 1.00                    3.25%                 2.25%                   0.50%

less than or equal to 5.00 to 1.00           3.00%                 2.00%                   0.50%
but greater than 4.50 to 1.00

less than or equal to 4.50 to 1.00           2.50%                 1.50%                   0.50%
but greater than 4.00 to 1.00


                           (e) Directly below Pricing Grid I, the phrase
                  "Pricing Grid II" shall be inserted and followed by:



                                                          Applicable
                                                           Margin for            Applicable
                                                          Eurocurrency           Margin for
                  Leverage Ratio                          Loans or B/As        Base Rate Loans
                  --------------                          -------------    ------------------------

                  Greater than 5.00 to 1.00                   3.50%                 2.50%

                  less than or equal to 5.00 to 1.00          3.25%                 2.25%



                           (f) The paragraph set forth under Pricing Grid II is
                  hereby amended by (i) deleting the phrase "and" which appears after "US Sterling Term Loans" and substituting therefore a comma and (ii) adding the phrase "and the US Tranche B Term Loans" after the phrase "US Tranche A Term Loans".

                           (g) Clause (a) is hereby amended by (i) deleting the
                  phrase "and" which appears after "US Sterling Term Loans" and substituting therefore a comma and (ii) adding the phrase "and the US Tranche B Term Loans" after the phrase "US Tranche A Term Loans".

                           (h) Clause (c) is hereby amended by (i) deleting the
                  figures "2.50%" and "1.50%" are substituting in lieu thereof the figures "3.25%" and "2.25%", respectively, (ii) inserting "(i)" immediately preceding the phrase "Revolving Credit Loans" and (iii) inserting the following after the phrase "subsection 2.3":

                  and (ii) US Tranche B Term Loans shall be 3.50% in the case of Eurocurrency Loans and 2.50% in the case of Base Rate Loans

                  2.2 Mandatory Prepayments. The Required Lenders agree that the proceeds of any sale and leaseback transaction may be retained by the US Borrower and are not required to be applied to prepay Term Loans pursuant to subsection 2.9(a) or (b) of the Credit Agreement.

                  2.3 Section 2 of the Credit Agreement is hereby amended by adding the following new subsection 2.13:

                  2.13 Minimum Quarterly Availability. The US Borrower agrees that on the last day of each fiscal quarter ending during any period set forth below (a "Compliance Date") there shall be at least the Minimum Availability under the Revolving Credit Commitments set forth below for such day:



                                    Period                               Minimum Availability
                                    ------                               --------------------

                  January 1, 2001 through March 31, 2001                      $15,000,000
                  April 1, 2001 through September 30, 2001                    $10,000,000
                  October 1, 2001 through March 31, 2002                      $15,000,000
                  April 1, 2002 through September 30, 2002                    $10,000,000
                  October 1, 2002 through December 31, 2002                   $15,000,000


         The failure of the US Borrower to maintain the Minimum Availability set forth above for any Compliance Date shall not constitute a Default or Event of Default if the US Borrower causes such Minimum Availability to be achieved within five Business Days of such Compliance Date. As used herein, "Minimum Availability" shall mean the sum of the Available Revolving Credit Commitments under the Revolving Credit Commitments.

                  2.4 Financial Statements. Subsection 7.1 of the Credit Agreement is hereby amended by adding the following new clause at the end thereof:

                  (c) as soon as available, but in any event not later than (30) days after the end of each fiscal month of each fiscal year of the US Borrower, the unaudited consolidated balance sheet of the US Borrower and its consolidated Subsidiaries as at the end of such fiscal month and the related unaudited consolidated statements of income and retained earnings and consolidated statement of cash flows of the US Borrower and its consolidated Subsidiaries for such fiscal month and the portion of the fiscal year through the end of such fiscal month, setting forth in each case in comparative form the figures set forth in the relevant budgets required to be delivered in accordance with subsection 7.2(c);

                  2.5 Interest Coverage Ratio. Subsection 8.1(a) of the Credit Agreement is hereby amended by deleting the columns captioned "Period" and "Ratio" and substituting therefor the following:


                                      Period                              Ratio
                                      ------                              -----

                  October 31, 2000 through June 30, 2001               1.35 to 1.00
                  July 1, 2001 through September 30, 2001              1.55 to 1.00
                  October 1, 2001 through September 30, 2002           1.80 to 1.00
                  October 1, 2002 through September 30, 2003           2.10 to 1.00
                  October 1, 2003 through December 31, 2003            2.60 to 1.00
                  January 1, 2004 and thereafter                       2.75 to 1.00



                  2.6 Leverage Ratio. Subsection 8.1(b) of the Credit Agreement is hereby amended by deleting the columns captioned "Fiscal Quarter" and "Ratio" and substituting therefor the following:


                                       Fiscal Quarter                     Ratio
                                       --------------                     -----

                  October 31, 2000 through June 30, 2001               7.10 to 1.00
                  July 1, 2001 through September 30, 2001              6.20 to 1.00
                  October 1, 2001 through December 31, 2001            5.25 to 1.00
                  January 1, 2002 through March 31, 2002               5.00 to 1.00
                  April 1, 2002 through September 30, 2002             4.75 to 1.00
                  October 1, 2002 through December 31, 2002            4.50 to 1.00
                  January 1, 2003 and thereafter                       4.25 to 1.00

                  2.7 Senior Debt Ratio. Subsection 8.1(c) of the Credit Agreement is hereby amended by deleting such Section and substituting therefor the following:

                           (c) Senior Debt Ratio. Permit the Senior Debt Ratio
                  at the last day of any fiscal quarter occurring during any period set forth below to be greater than the ratio set forth opposite such period below:



                                         Fiscal Quarter                             Ratio
                                         --------------                             -----

                           October 1, 2000 through June 30, 2001                4.50 to 1.00
                           July 1, 2001 through September 30, 2001              4.00 to 1.00
                           October 1, 2001 through March 31, 2002               3.50 to 1.00
                           April 1, 2002 through September 30, 2002             3.25 to 1.00
                           October 1, 2002 and thereafter                       3.00 to 1.00


                  2.8 Indebtedness. Subsection 8.2 of the Credit Agreement is hereby amended by deleting "$16,250,000" which appears in clause (e) and substituting "$30,000,000" in lieu thereof.

                  2.9 Capital Expenditures. Subsection 8.8 of the Credit Agreement is hereby amended as follows:

                           (a) The columns captioned "Fiscal Year" and "Amount"
                  are deleted and replaced with the following:


                           Fiscal Year                                           Amount
                           -----------                                           ------

                                2001 (including 2000 Q4)                      $75,000,000
                                2002 and each year thereafter                 $50,000,000


                           (b) The following new paragraph is added at the end thereof:

                           (c) The US Borrower and the Lenders agree that,
                  notwithstanding the terms set forth in the definition of "Permitted Expenditure Amounts", the maximum Capital Expenditures that the US Borrower and its Subsidiaries are permitted to make shall not be increased on account of the Equity Contribution (as defined in the First Amendment, dated as of November 27, 2000, to this Agreement). The US Borrower and the Lenders also agree that, notwithstanding the carryover provisions set forth in paragraph (a) above, the amount of Capital Expenditures permitted for the US Borrower's 2001 fiscal year may not be increased as a result of any CapEx Rollover. In addition, solely for purposes of this subsection
                  8.8 (and related definitions), the US Borrower's fiscal year 2001 shall be deemed to include the fourth quarter of the US Borrower's 2000 fiscal year.

                  2.10 Sale and Leasebacks. Subsection 8.12 of the Credit Agreement is hereby amended by deleting the phrase "ninety (90) days" and substituting therefore the phrase "one hundred eighty (180) days".

                  2.11 US Tranche A Term Loans. Subsection 2.5(a)(ii) of the Credit Agreement is hereby amended by deleting the columns captioned "Installment" and "Amount" and substituting therefor the following:


                               Installment                            Amount
                               -----------                            ------

                               December 31, 2000                  $3,640,352.33
                               March 31, 2001                     $1,820,176.17
                               June 30, 2001                      $1,820,176.17
                               September 30, 2001                 $1,820,176.17
                               December 31, 2001                  $1,820,176.17
                               March 31, 2002                     $7,280,704.67
                               June 30, 2002                      $7,280,704.67
                               September 30, 2002                 $7,280,704.67
                               December 31, 2002                  $13,347,958.56




                               March 31, 2003                     $7,280,704.67
                               June 30, 2003                      $9,100,880.83
                               September 30 2003                  $9,100,880.83
                               December 31, 2003                  $15,168,134.72
                               March 31, 2004                     $9,100,880.83
                               June 30, 2004                      $9,100,880.83
                               September 30, 2004                 $9,100,880.83
                               December 31, 2004                  $15,168,134.72
                               April 21, 2005                     $9,100,819.67





Section 3.        MISCELLANEOUS.

                  3.1 Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the following conditions are satisfied (or waived):

                           (i) the Administrative Agent shall have received this
                  Amendment, executed and delivered by a duly authorized officer of each of the US Borrower, the English Bidco, the English Borrower, the Euro Borrower, the Required Lenders and each US Tranche A Term Loan Lender;

                           (ii) the US Borrower shall have received at least
                  $60,000,000 in new cash equity from certain existing investors (the "Equity Contribution");

                           (iii) the $30,000,000 Tower Subordinated Debt shall
                  have been permanently converted to equity securities of the US Borrower; and

                           (iv) the Administrative Agent and the Lenders shall
                  have received all fees required to be paid and expenses required to be paid as of the Amendment Effective Date.

                  3.2 Representation and Warranties. After giving effect to the waivers and amendments contained herein, on the Amendment Effective Date, each of the US Borrower, the English Bidco, the English Borrower and the Euro Borrower hereby confirms that the representations and warranties set forth in
Section 5 of the Credit Agreement are true and correct in all material respects; provided that each reference in such Section 5 to "this Agreement" shall be deemed to include this Amendment.

                  3.3 Continuing Effect; No Other Waivers or Amendments. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Loan Documents not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrowers that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms.

                  3.4 No Default. No Default or Event of Default shall have occurred and be continuing as of the Amendment Effective Date after giving effect to this Amendment.

                  3.5 Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

                  3.6 Payment of Expenses. The US Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  3.7 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            [The remainder of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered by their respective duly authorized officers as of the date first above written.


                              BORROWERS

                              J.L. FRENCH AUTOMOTIVE CASTINGS, INC.,
                              as US Borrower

                              By: ________________________________
                                  Name:
                                  Title:

                              AUTOMOTIVE COMPONENTS INVESTMENTS
                              LIMITED, as English Bidco

                              By: ________________________________
                                  Name:
                                  Title:

                              MORRIS ASHBY LIMITED, as English Borrower and Euro Borrower

                              By: ________________________________
                                  Name:
                                  Title:


                              AGENTS

                              THE CHASE MANHATTAN BANK, as
                              Administrative Agent and Collateral Agent and as a Lender

                              By: ________________________________
                                  Name:
                                  Title:

                              CHASE MANHATTAN INTERNATIONAL
                              LIMITED, as English Agent and Euro Agent

                              By: ________________________________
                                  Name:
                                  Title:

                                  BANK OF AMERICA N.A., as Syndication Agent and as a Lender


                                  By: ________________________________
                                      Name:
                                      Title:


                                  APEX (IDM) CDO I, LTD.


                                  By: _______________________________
                                      Name:
                                      Title:


                                  THE BANK OF NOVA SCOTIA


                                  By: _______________________________
                                      Name:
                                      Title:


                                  BANK ONE, MICHIGAN (fka NBD BANK)


                                  By: _______________________________
                                      Name:
                                      Title:


                                  FLEET NATIONAL BANK
                                  (fka BANKBOSTON, N.A.)


                                   By: _______________________________
                                       Name:
                                       Title:


                                  CAPTIVA FINANCE LTD.


                                  By: _______________________________
                                      Name:
                                      Title:



                                  COMERICA BANK


                                   By: _______________________________
                                       Name:
                                       Title:


                                   CREDIT AGRICOLE INDOSUEZ
                                   (CHICAGO)


                                   By: _______________________________
                                       Name:
                                       Title:

                                  NORTH AMERICAN SENIOR FLOATING RATE
                                  FUND
                                  By:  CypressTree Investment Management
                                       Company, Inc. as Portfolio Manager


                                  By: _______________________________
                                      Name:
                                      Title:


                                  CYPRESSTREE INVESTMENT MANAGEMENT
                                  COMPANY, INC.
                                  As: Attorney-in-Fact and on behalf of First
                                      Allmerica Financial Life Insurance Company as Portfolio Manager


                                  By: _______________________________
                                      Name:
                                      Title:


                                  CYPRESSTREE SENIOR FLOATING RATE
                                  FUND
                                  By: CypressTree Investment Management
                                      Company, Inc. as Portfolio Manager


                                  By: _______________________________
                                      Name:
                                      Title:


                                  DRESDNER BANK AG, NEW YORK AND
                                  GRAND CAYMAN BRANCHES



                                  By: _______________________________
                                      Name:
                                      Title:


                                  By: _______________________________
                                      Name:
                                      Title:



                                  ELC (CAYMAN) LTD. 2000-1


                                  By: _______________________________
                                      Name:
                                      Title:



                                  ELC (CAYMAN) LTD. CDO SERIES 1999-I



                                  By: _______________________________
                                      Name:
                                      Title:


                                  FIRST DOMINION FUNDING III



                                  By: _______________________________
                                      Name:
                                      Title:




                                  FIRST UNION NATIONAL BANK N.C.



                                  By: _______________________________
                                      Name:
                                      Title:



                                  FIRSTAR BANK MILWAUKEE, N.A.



                                  By: _______________________________
                                      Name:
                                      Title:

                                  FRANKLIN FLOATING RATE TRUST



                                  By:  _______________________________
                                      Name:
                                      Title:


                                  GENERAL MOTORS EMPLOYEE GLOBAL
                                  GROUP PENSION TRUST



                                  By: _______________________________
                                      Name:
                                      Title:


                                  HARCH CLO I LIMITED



                                  By: _______________________________
                                      Name:
                                      Title:


                                  HARRIS TRUST AND SAVINGS BANK



                                  By: _______________________________
                                      Name:
                                      Title:


                                  HELLER FINANCIAL, INC.



                                  By: _______________________________
                                      Name:
                                      Title:



                                  KZH CYPRESSTREE-1 LLC



                                  By: _______________________________
                                      Name:
                                      Title:


                                  LASALLE BANK N.A.



                                  By: _______________________________
                                      Name:
                                      Title:


                                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY



                                  By: _______________________________
                                      Name:
                                      Title:

                                MORGAN STANLEY DEAN WITTER
                                PRIME INCOME TRUST


                                By:  _______________________________
                                    Name:
                                    Title:


                                METROPOLITAN PROPERTY AND CASUALTY INSURANCE


                                By: _______________________________
                                    Name:
                                    Title:


                                METROPOLITAN LIFE INSURANCE COMPANY



                                By: _______________________________
                                    Name:
                                    Title:




                                MITSUBISHI TRUST & BANKING CORPORATION



                                By: _______________________________
                                    Name:
                                    Title:



                                OCTAGON INVESTMENT PARTNERS II, LLC



                                By: _______________________________
                                    Name:
                                    Title:



                                OCTAGON INVESTMENT PARTNERS III, LTD.



                                By: _______________________________
                                    Name:
                                    Title:



                                SAAR HOLDINGS CDO LIMITED
                                By: David L. Babson & Company Inc. under
                                    delegated authority from Massachusetts
                                    Mutual Life Insurance Company as Collateral
                                    Manager



                                By: ______________________________
                                    Name:
                                    Title:


                                SCOTIABANK EUROPE PLC



                                By: _______________________________
                                    Name:
                                    Title:



                                SENIOR DEBT PORTFOLIO
                                By: Boston Management and Research as
                                    Investment Advisor



                                By: _______________________________
                                    Name:
                                    Title:

                                  ST. FRANCIS BANK, F.S.B.



                                  By: _______________________________
                                      Name:
                                      Title:



                                  STANFIELD CLO, LTD.
                                  By: Stanfield Capital Partners LLC as its
                                      Collateral Manager



                                  By: _______________________________
                                      Name:
                                      Title:




                                  STANFIELD\RMF TRANSATLANTIC CDO, LTD.
                                  By: Stanfield Capital Partners LLC as its
                                      Collateral Manager



                                  By: _______________________________
                                      Name:
                                      Title:




                                  STEIN ROE FLOATING RATE LIMITED
                                  LIABILITY COMPANY



                                  By: _______________________________
                                      Name:
                                      Title:



                                  STEIN ROE & FARNHAM CLO I LTD.



                                  By: _______________________________
                                      Name:
                                      Title:



                                  TRAVELERS CORPORATE LOAN FUND INC.
                                  By: Travelers Asset Management International
                                      Company, LLC



                                  By: ___________________________
                                      Name:
                                      Title:



                                  THE TRAVELERS INSURANCE COMPANY



                                  By: ______________________________
                                      Name:
                                      Title:



                                  U.S. BANK NATIONAL ASSOCIATION MN



                                  By:  _______________________________
                                       Name:
                                       Title:




                                  VAN KAMPEN SENIOR INCOME TRUST
                                  By:  Van Kampen Investment Advisory Corp.



                                  By:  _______________________________
                                       Name:
                                       Title:



                                  VAN KAMPEN SENIOR FLOATING RATE FUND
                                  By:  Van Kampen Investment Advisory Corp.



                                  By: _______________________________
                                      Name:
                                      Title: